                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c) or
Subsection 240.14a-12

                        PVF CAPITAL CORP.
- ----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

                        PVF CAPITAL CORP.
- ----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Rules 0-11(c)(1)(iii), 14a-6(i)(1), or
      14a-6(i)(2).
[  ]  $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).
[  ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
_________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
_________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11:
_________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

_________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                     September 20, 1996






Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders of PVF Capital Corp. (the "Company") to be held at the Cleveland
Marriott East, 3663 Park East Drive, Beachwood, Ohio on Monday,
October 21, 1996 at 10:00 a.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as representatives of KPMG Peat Marwick LLP, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                  Sincerely,



                                  /s/ John R. Male
                                  John R. Male
                                  President

_________________________________________________________________
                               PVF CAPITAL CORP.
                           2618 N. MORELAND BOULEVARD
                             CLEVELAND, OHIO  44120
                                (216) 991-9600
_________________________________________________________________
               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   To Be Held on October 21, 1996
_________________________________________________________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders (the "Meeting") of PVF Capital Corp. (the
"Company"), will be held at the Cleveland Marriott East, 3663
Park East Drive, Beachwood, Ohio at 10:00 a.m. on Monday, October
21, 1996.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.     The election of four directors of the Company;

     2.     The Approval of the PVF Capital Corp. 1996 Incentive
            Stock Option Plan;

     3.     The ratification of the appointment of KPMG Peat
            Marwick LLP as independent certified public accountants of the Company for the fiscal year ending
            June 30, 1997; and

     4. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing pro-posals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of busi-ness on September 6, 1996, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                               BY ORDER OF THE BOARD OF DIRECTORS


                               /s/ Jeffrey N. Male
                               JEFFREY N. MALE
                               SECRETARY
Cleveland, Ohio
September 20, 1996
- ----------------------------------------------------------------
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY
THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
- ----------------------------------------------------------------

_________________________________________________________________
                        PROXY STATEMENT
                              OF
                       PVF CAPITAL CORP.
                    2618 N. MORELAND BOULEVARD
                      CLEVELAND, OHIO  44120

                   ANNUAL MEETING OF STOCKHOLDERS
                         October 21, 1996
_________________________________________________________________

_________________________________________________________________
                          GENERAL
_________________________________________________________________

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PVF Capital Corp. (the "Company") to be used at the Annual Meeting of Stock-holders of the Company (the "Meeting") which will be held at the Cleveland Marriott East, 3663 Park East Drive, Beachwood, Ohio on Monday, October 21, 1996, at 10:00 a.m., local time. The accom-panying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about September 20, 1996.

_________________________________________________________________
                VOTING AND REVOCABILITY OF PROXIES
_________________________________________________________________

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE GIVEN, PROPERLY EXECUTED PROXIES WHICH HAVE NOT BEEN REVOKED WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH BELOW AND IN FAVOR OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting. If any other business is presented at the Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted ("broker no votes") will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute the form of proxy enclosed herewith retain the right to revoke such proxies at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company at the address above or by filing of a properly executed, later dated proxy. A proxy will not be voted if a stockholder attends the Meeting and votes in person. The presence of a stockholder at the Meeting in itself will not revoke such stockholder's proxy.

_________________________________________________________________
        VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
_________________________________________________________________

     The securities which can be voted at the Meeting consist of shares of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on September 6, 1996 (the "Record Date") are entitled to one vote for each share of Common Stock then held on all matters. As of the Record Date, 2,323,338 shares of the Common Stock were
issued and outstanding.    The presence, in person or by proxy,
of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by the Company's directors, by the non-director executive officers of the Company named in the Summary Compensation Table set forth under the caption "Proposal I -- Election of Directors -- Executive Compensation -- Summary Compensation Table," by all executive officers and directors of the Company as a group and by all persons who have filed the reports required of persons beneficially owning more than 5% of the Common Stock or who were known to the Company to beneficially own more than 5% of the Common Stock outstanding at the Record Date.

                                      AMOUNT AND      PERCENT OF
NAME AND ADDRESS                      NATURE OF       SHARES OF
   OF CERTAIN                         BENEFICIAL     COMMON STOCK
BENEFICIAL OWNERS                     OWNERSHIP(1)   OUTSTANDING
- ------------------                    ---------      ------------

Robert K. Healey                       118,831 (2)     5.10%
3550 Lander Road
Cleveland, Ohio  44124

James W. Male                          213,003 (3)     9.02
Park View Federal Savings Bank
2618 North Moreland Blvd.
Cleveland, Ohio  44120

NAME OF OTHER DIRECTORS
AND EXECUTIVE OFFICERS:
- -----------------------

John R. Male                            87,379 (4)     3.70
Robert F. Urban                         38,532         1.66
Creighton E. Miller                     15,186 (5)     0.65
Richard J. Moriarty                     66,338 (6)     2.85
Stuart D. Neidus                         2,348 (7)     0.10
C. Keith Swaney                         71,361 (8)     3.02
Jeffrey N. Male                         78,522 (9)     3.33

All Executive Officers and Directors
 as a Group (10 persons)               705,502 (10)   28.14

___________________
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock.
(2) The amount shown includes 20,628 shares of Common Stock owned by Mr. Healey's IRA account, 21,375 shares held in a revocable trust for the benefit of Mr. Healey's wife and her family, 34,030 shares held in an irrevocable trust for the benefit Mr. Healey's wife and 6,806 shares which Mr. Healey has the right to acquire pursuant to options exercisable within 60 days of the Record Date.
(3) The amount shown includes 6,790 shares of Common Stock owned by Mr. James W. Male's IRA account, 1,563 shares owned by the Company's 401(k) Plan trust, 844 shares owned by Mr. James W. Male's wife, 7,618 shares owned by Mr. James W. Male's wife's IRA account, 95,005 shares held by a trust for the benefit of Mr. James W. Male's wife of which Mr. James W. Male is trustee, 61,078 shares held by a trust for the benefit of James W. Male of which James W. Male is trustee and 38,115 shares which Mr. James W. Male has the right to acquire pursuant to options exercisable within 60 days of the Record Date.

                        (footnotes continued on following page)


(4) The amount shown includes 14,775 shares of Common Stock owned by Mr. John R. Male's IRA account, 2,647 shares owned by the Company's 401(k) Plan trust, 7,560 shares
     owned by Mr. John R. Male as custodian for his children under the Uniform Gifts to Minors Act, 3,075 shares owned by John R. Male's wife and 38,115 shares which Mr. John
     R. Male has the right to acquire pursuant to options exercisable within 60 days of the Record Date.
(5)  The amount shown includes 6,806 shares which Mr. Miller has the right to acquire pursuant to options exercisable within 60 days of the Record Date.
(6) The amount shown includes 46,272 shares of Common Stock owned by Mr. Moriarty's IRA account, 13,260 shares owned by a trust for the benefit of Mr. Moriarty's wife and of which Mr. Moriarty's wife is trustee and 6,806 shares which Mr. Moriarty has the right to acquire pursuant to options exercisable within 60 days of the Record Date.
(7)  The amount shown includes 49 shares owned by Mr. Neidus wife.
(8)  The amount shown includes 2,692 shares of Common Stock
     owned by Mr. Swaney's IRA account, 2,650 shares owned by the Company's 401(k) Plan trust, 4,389 shares owned by Mr. Swaney's wife's IRA account, 109 shares owned by Mr. Swaney as custodian for his children under the Uniform Gifts to Minors Act, 1,209 shares owned by Mr. Swaney's wife as custodian for their children under the Uniform Gifts to Minors Act and 38,115 shares which Mr. Swaney has the right to acquire pursuant to options exercisable within 60 days of the Record Date.
(9) The amount shown includes 11,304 shares of Common Stock owned by Mr. Jeffrey N. Male's IRA account, 2,389 shares owned by the Company's 401(k) Plan trust, 4,198 shares owned by Mr. Jeffrey N. Male's wife's IRA account, 6,165 shares owned by Mr. Jeffrey N. Male's wife as custodian for their minor children under the Uniform Gifts to
     Minors Act, 1,300 shares owned by Mr. Jeffrey N. Male as custodian for his minor children under the Uniform Gifts to Minors Act and 38,115 shares which Mr. Jeffrey N. Male has the right to acquire pursuant to options exercisable within 60 days of the Record Date.
(10) The amount shown includes 183,768 shares which all executive officers and directors have the right to acquire pursuant to options exercisable within 60 days of the Record Date.
_________________________________________________________________
                 PROPOSAL I -- ELECTION OF DIRECTORS
_________________________________________________________________

     The Company's Board of Directors is composed of six members. The Company's Articles of Incorporation require that, if the Board of Directors consists of seven or eight members, directors be divided into two classes, as nearly equal in number as possible, each class to serve for a two year period and until their successors are elected and qualified, with approximately one-half of the directors elected each year. The Board of Directors has nominated Robert F. Urban, James W. Male, Robert K. Healey and Stuart D. Neidus, each of whom are currently members of the Board, to serve as directors for a two-year period and until their successors are elected and qualified. Under Ohio law, directors are elected by a plurality of the votes cast at the Meeting, i.e., the nominees receiving the highest number of votes will be elected regardless of whether such votes constitute a majority of the shares represented at the Meeting.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth the names of the Board's nominees for election as directors of the Company and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he first became a director of the Company or the Company's wholly owned subsidiary, Park View Federal Savings Bank (the "Bank"), and the expiration of his term as a director. All of the individuals were initially appointed as directors of the Company in 1994 in connection with the Company's incorporation, except for Mr. Stuart D. Neidus, who was appointed as a director of the Company and the Bank in 1996. There are no arrangements or understandings between the Company and any director pursuant to which such person has been elected a director of the Company, and no director is related to any other director or executive officer by blood, marriage or adoption, except that James W. Male, the Chairman of the Board of the Company and the Bank, is the father of John R. Male, the President and a director of the Company and the President and Chief Executive Officer and a director of the Bank, and Jeffrey
N. Male, the Vice President and Secretary of the Company and the Senior Vice President in charge of residential lending operations of the Bank. John R. Male is the brother of Jeffrey N. Male.

                         AGE         YEAR FIRST ELECTED          CURRENT
                      AS OF THE      AS DIRECTOR OF THE            TERM
NAME                 RECORD DATE     COMPANY OR THE BANK         TO EXPIRE
- ----                 -----------     -------------------     ----------------

          BOARD NOMINEES FOR TERMS TO EXPIRE AT THE 1998 ANNUAL MEETING

Robert F. Urban         74                 1992                    1996

James W. Male           75                 1949                    1996

Robert K. Healey        71                 1973                    1996

Stuart D. Neidus        45                 1996                    1996

                        DIRECTORS CONTINUING IN OFFICE

Creighton E. Miller     73                 1978                    1997

Richard J. Moriarty     74                 1955 (1)                1997

John R. Male            48                 1981                    1997

_________________
(1) Mr. Moriarty resigned from the Board of Directors in 1981 and was reelected as a director in March 1983.


     Presented below is certain information concerning the directors of the Company. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     ROBERT F. URBAN. Mr. Urban is retired. He founded Mentor Products, Inc. in 1945 and served as Chairman and Chief Executive Officer until retirement in 1987. He was a founder of Production Machinery, Inc. and has served as a director since 1956. He is a former director of Lake County National Bank, Lake County Federal Savings and Loan Association, St. James Church, Painesville, Ohio and Madison Country Club and a former member of the Board of Trustees of Lake County Hospital Systems.

     JAMES W. MALE. Mr. Male joined the Bank in 1945 and was the President of the Bank from 1955 until 1986. Mr. Male has been Chairman of the Board of the Bank since 1974 and was named Chairman of the Board of the Company upon its organization in 1994. He has served in many public service and charitable organizations including the United Way, the Achievement Center for Children and St. Luke's Hospital. Mr. Male acted as president of the Kenston Board of Education, of which he was a member for 12 years, and has served on numerous savings and loan industry trade association boards and committees. Mr. Male is a graduate of Ohio University and has a law degree from Cleveland Marshall Law School. He is the father of John R. Male and Jeffrey N. Male.

     ROBERT K. HEALEY. Mr. Healey currently is retired. He had been employed from 1961 to 1990 by Leaseway Transportation Corp. and most recently served as Executive Vice President -- Managed Controlled Transportation. He serves on the Boards of Trustees of St. Vincent Charity Hospital, New Direction, Western Reserve Historical Society and the Woodruff Foundation.

     STUART D. NEIDUS. Mr. Neidus has been Executive Vice President and Chief Financial Officer of ESSEF Corporation, a publicly traded Nasdaq company engaged in the design and manufacture of components to move, treat and store water, located in Chardon, Ohio, since July 1996. Prior to that, he served with Premier Industrial Corporation, Cleveland, Ohio, first as Vice President and Treasurer, then as Executive Vice President, from 1992 until the company was acquired in June 1996 by Farnell Electronics plc. Prior to that, Mr. Neidus was employed with KPMG Peat Marwick LLP from 1973 to 1992, where he was named a partner in 1984.


     CREIGHTON E. MILLER. Mr. Miller is a partner in the Cleveland law firm of Miller, Stillman & Bartel. He also serves on the Board of Trustees of the Caddie Foundation.

     RICHARD J. MORIARTY. Mr. Moriarty is a senior partner in the law firm of Moriarty & Jaros, previously known as Gruber, Moriarty, Fricke & Jaros. He is a director of several local corporations and serves as the Bank's counsel. Mr. Moriarty has served as a Trustee of the Cuyahoga County Board of Mental Health and on the Board of Trustees and as Treasurer of the Urban League of Greater Cleveland.

     JOHN R. MALE. Mr. Male has been with the Bank since 1971, where he has held various positions including branch manager, mortgage loan officer, manager of construction lending, savings department administrator and chief lending officer. Mr. Male was named President and Chief Executive Officer of the Bank in 1986 and was named President of the Company upon its organization in 1994. Mr. Male serves in various public service and charitable organizations. He has an undergraduate degree from Tufts University and an MBA from Case Western Reserve University. John
R. Male is the son of James W. Male and the brother of Jeffrey N.
Male.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following sets forth information with respect to executive officers of the Company who do not serve on the Board of Directors.

                           Age
                        as of the
Name                   Record Date             Title
- ----                   -----------             ------
C. Keith Swaney            53              Vice President and Treasurer of
                                           the Company and Executive Vice
                                           President and Chief Financial
                                           Officer of the Bank

Jeffrey N. Male            47              Vice President and Secretary of
                                           the Company and Senior Vice
                                           President of the Bank

Edward B. Debevec          37              Treasurer of the Bank

Carol S. Porter            43              Secretary of the Bank


     C. KEITH SWANEY. Mr. Swaney joined the Bank in 1962 and has been Executive Vice President and Chief Financial Officer since 1986. He was named Vice President and Treasurer of the Company upon its organization in 1994. He is responsible for all internal operations of the Company and the Bank. Over the years, Mr. Swaney has participated in various charitable organizations and currently serves on the Financial Committee of Hiram House, which is a camp for underprivileged children. Mr. Swaney attended Youngstown State University and California University in Pennsylvania.

     JEFFREY N. MALE. Mr. Male has served the Bank since 1973. He has served in various capacities including supervisor of the construction loan department, personnel director and manager of the collection, foreclosure and REO departments. Since 1986, Mr. Male has been Senior Vice President in charge of residential lending operations. He was named Vice President and Secretary of the Company upon its organization in 1994. Mr. Male has served in various capacities with public service and charitable organizations, including the Chagrin Valley Jaycees, the Chamber of Commerce and the Neighborhood Housing Services Corporate Loan Committee. Mr. Male is a graduate of Denison University. He is the son of James W. Male and the brother of John R. Male.

     EDWARD B. DEBEVEC.  Mr. Debevec has served the Bank since
1984 and was named Treasurer in 1989. Mr. Debevec is a graduate of John Carroll University and has an MBA from Cleveland State
University.


     CAROL S. PORTER. Ms Porter has served the Bank in various capacities since 1972 and has been the Corporate Secretary since 1980. Since 1989, she also has served as Marketing Director.
Ms. Porter graduated from Sweet Briar College and has an MBA from Case Western Reserve University.

________________________________________________________________
      MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
_________________________________________________________________

     The Boards of Directors of the Company and the Bank conduct their business through meetings of the respective Boards and their committees. During the year ended June 30, 1996, the Company's Board of Directors held six meetings and the Bank's Board of Directors held 15 meetings. No current director attended fewer than 75% of the total aggregate meetings of the Board of Directors and committees on which such Board member served during the year ended June 30, 1996.

     The Board of Directors has an Audit Committee comprising directors Stuart D. Neidus, Robert K. Healey and Richard J. Moriarty. The committee met periodically to examine and approve the audit report prepared by the independent auditors of the Company and its subsidiary, to review and recommend the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls and to review and approve the conflict of interest policy. During the year ended June 30, 1996, the Audit Committee met three times.

     In accordance with the Company's Bylaws, the entire Board of Directors acts as the Company's Nominating Committee. The Nominating Committee meets to consider potential nominees. In its deliberations, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would allow the Board to continue its geographic diversity that provides for adequate representation of its market area. The Board of Directors of the Company met once as the Nominating Committee during the year ended June 30, 1996.

     The Compensation Committee consists of directors Robert F. Urban and Creighton E. Miller. The Committee evaluates the compensation and fringe benefits of the directors, officers and employees and recommends changes and to monitor and evaluate employee morale. The Compensation Committee met four times during the year ended June 30, 1996.



________________________________________________________________
                    EXECUTIVE COMPENSATION
_________________________________________________________________

SUMMARY COMPENSATION TABLE

     The following table sets forth the cash and noncash compensation for fiscal 1996 awarded to or earned by the Company's Chief Executive Officer and other executive officers whose total salary and bonus for fiscal 1996 exceeded $100,000. No other executive officer of the Company or the Bank earned salary and bonus in fiscal 1996 exceeding $100,000 for services rendered in all capacities to the Company and its subsidiaries.

                                                                             Long-Term Compensation
                                                                     ------------------------------------
                                                                             Awards              Payouts
                                      Annual Compensation            -----------------------     -------
Name and                          --------------------------------   Restricted    Securities                  All
Principal                 Fiscal                    Other Annual        Stock      Underlying     LTIP        Other
Position                   Year  Salary   Bonus    Compensation(1)      Award(s)   Options(2)   Payouts   Compensation
- -------------------------------------------------------------------------------------------------------------------------

John R. Male               1996  $129,792 $ 52,496      $   --         $     --         --       $   --      $ 17,582 (3)
President of the Company   1995   124,800   64,707          --               --         --           --        21,776
and President and Chief    1994   120,000   62,308          --               --       38,115         --         9,994
Executive Officer of
the Bank

C. Keith Swaney            1996   113,568   45,800          --               --         --           --        14,077 (3)
Vice President and         1995   109,200   54,600          --               --         --           --        15,524
Treasurer of the Company   1994   105,000   54,519          --               --       38,115         --           317
and Executive Vice
President and Chief
Financial Officer of
 the Bank

Jeffrey N. Male            1996    91,936   37,168          --               --         --           --         7,708 (3)
Vice President and         1995    88,400   44,200          --               --         --           --        11,085
Secretary of the Company   1994    85,000   44,135          --               --       38,115         --            71
and Senior Vice President
of the Bank

James W. Male              1996    81,120   31,200          --               --         --           --        11,822 (3)
Chairman of the Board      1995    78,000   37,500          --               --         --           --        13,667
of Directors of the        1994    75,000   26,915          --               --       38,115         --         9,500
Company and the Bank


_________________
(1) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officer in fiscal 1996 did not exceed 10% of the executive officer's salary and bonus.
(2) Adjusted for a 10% stock dividend paid on the Bank's common stock on February 18, 1994, a three-for-two exchange of the Bank's common stock for the Company's Common Stock on October 31, 1994 in connection with the reorganization of the Bank into the holding company form of organization, a 10% stock dividend paid on the Common Stock on August
     18, 1995 and a 50% stock dividend paid on the Common Stock on August 16, 1996.
(3) Consists of $9,500 and $9,500 in directors' fees paid to John R. Male and James W. Male, respectively $5,350, $11,365 and $5,038 of premiums on term life and disability insurance policies paid for the benefit of John R. Male, C. Keith Swaney and Jeffrey N. Male, respectively, and $2,732, $2,712, $2,669 and $2,322 of matching contributions paid by the Company pursuant to the Company's 401(k) plan for the benefit of John R. Male, C. Keith Swaney, Jeffrey N. Male and James W. Male, respectively.



OPTION GRANTS IN LAST FISCAL YEAR

     No options were granted or exercised during fiscal year
1996, and no options held by any executive officer of the Company repriced during the past ten full fiscal years.

YEAR-END OPTION VALUES

     The following table sets forth information concerning the value of options held by the Bank's Chief Executive Officer and other officers named in the Summary Compensation Table set forth above at the end of fiscal year 1996.


                    Number of Securities            Value of Unexercised
                    Underlying Unexercised          In-the-Money Options at
                    Options at Fiscal Year-End(1)   Fiscal Year-End (2)
                    ----------------------------    ------------------------
Name                Exercisable/Unexercisable       Exercisable/Unexercisable
- ----                -------------------------       -------------------------
John R. Male             38,115/   --                     $328,551/$  --
C. Keith Swaney          38,115/   --                     $342,654/$  --
Jeffrey N. Male          38,115/   --                     $328,551/$  --
James W. Male            38,115/   --                     $328,551/$  --

_________________
(1) Adjusted for a 10% stock dividend paid on the Bank's common stock on February 18, 1994, a three-for-two exchange of the Bank's common stock for the Company's Common Stock on October 31, 1994 in connection with the reorganization of the Bank into the holding company form of organization, a 10% stock dividend paid on the Common Stock on August 18, 1995 and a 50% stock dividend paid on the Common Stock on August 16, 1996.
(2) Calculated based on the product of: (a) the number of shares subject to options and (b) the difference between the fair market value of underlying Common Stock at June 30, 1996, determined based on $19.00, the last closing bid price prior to June 30, 1996 of the Common Stock on the Nasdaq System Small-Cap Market, adjusted to $12.67 to reflect the effect of the 50% stock dividend paid on the Common Stock on August 16, 1996, and the exercise price of the options.

________________________________________________________________
                    DIRECTORS' COMPENSATION
_________________________________________________________________

     The Bank pays each member of the Board of Directors $500 per month plus $250 per meeting of the Board which the director attends. In addition, directors who are not officers of the Company or the Bank receive fees of $250 per meeting for attendance at meetings of the Audit Committee and Asset Classification Committee and $150 per meeting for attending meetings of all other committees of the Board of Directors. No additional fees are paid by the Company for attendance at Board of Directors meetings.

________________________________________________________________
                 INDEBTEDNESS OF MANAGEMENT
_________________________________________________________________

     Under applicable law, the Bank's loans to directors and executive officers must be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions with non-affiliated persons, and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (i.e, up to $1.3 million at June 30, 1996) to such persons must be approved in advance by a disinterested majority of the Bank's Board of Directors.

     The Bank has a policy of offering loans to officers and directors and employees in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.


________________________________________________________________
        PROPOSAL II -- APPROVAL OF THE PVF CAPITAL CORP.
              1996 INCENTIVE STOCK OPTION PLAN
_________________________________________________________________
GENERAL

     The Board of Directors of the Company has adopted the PVF Capital Corp. 1996 Incentive Stock Option Plan (the "Option Plan"), subject to its approval by the Company's stockholders.
No grant of stock options ("Options") under the Option Plan will occur until receipt of stockholder approval of the Option Plan is obtained. The Option Plan is attached hereto as Exhibit A and should be consulted for additional information. All statements made herein regarding the Option Plan, which are only intended to summarize the Option Plan, are qualified in their entirety by reference to the Option Plan.

PURPOSE OF THE OPTION PLAN

     The purpose of the Option Plan is to promote the interest of the Company and its stockholders by providing a method whereby key executives of the Company and its subsidiaries may be encouraged to invest in the Company's Common Stock, thereby increasing their proprietary interest in its business, providing them with additional incentive to remain in the employ of the Company and increasing their personal interest in its continued success and progress.

DESCRIPTION OF THE OPTION PLAN

     Effective Date. The Option Plan became operative and in effect on August 27, 1996 (the "Effective Date") on the date the Option Plan was approved by a vote of a majority of the members of the Board of Directors, provided, however, that if approval of the Option Plan by the Company's stockholders is not obtained by August 27, 1997 by a vote of the holders of a majority of the total outstanding capital stock of the Company entitled to vote, voting as a single class, the Option Plan shall be null and void and all Options, if any, granted thereunder shall automatically be cancelled.

     Administration. The Option Plan is administered by a committee (the "Committee"), appointed by the Board of Directors, consisting of at least two directors of the Company who are "Non-employee Directors" within the meaning of the federal securities laws. The Committee has discretionary authority to select participants and grant awards, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and conditions of the respective Options (which terms and conditions need not be the same in each case), to impose restrictions on any shares issued upon the exercise of an Option and to determine the manner in which such restrictions may be removed, and to make all other determinations deemed necessary or advisable in administering the Plan. The Committee currently consists of Directors Urban, Miller and Neidus.

      Eligible Persons. Under the Option Plan, the Committee may grant Options only to key executives (which term is deemed to include among others, the president, any vice president, the secretary, the treasurer or any manager in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions for the Company or any of its subsidiaries) and who on the granting date are in the employ of the Company or one of its then subsidiary corporations (the "subsidiaries"), as defined in the Internal Revenue Code of 1986, as amended ("Code"). No Option shall be granted to any Director of the Company or of a subsidiary corporation who is not also such an employee or officer of the Company or of one of its subsidiary corporations on the granting date. As of the Record Date, the Company and its subsidiaries had approximately 10 employees who it considered to be key executives eligible to participate in the Option Plan.


     Shares Available for Grant. The Option Plan reserves 150,000 shares of Common Stock for issuance upon the exercise of Options. Such shares may be (i) authorized but unissued shares or (ii) shares held in treasury. It is the current intention of the Board of Directors not to dilute the ownership interests of existing stockholders by more than 5% as a result of issuing authorized but currently unissued shares of Common Stock upon the exercise of Options. The aggregate number of shares of Common Stock on which Options may be granted under the Option Plan, the number of shares covered by each outstanding Option and the exercise price per share in each such Option may all be appropriately adjusted, as the Board of Directors may determine, for any increase or decrease in the number of shares of stock of the Company resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, stock split-up or combination of shares, or the payment of a stock dividend or other increase or decrease in such shares effected without receipt of consideration by the Company. In the event that any Option under the Option Plan expires unexercised or is terminated, surrendered or cancelled, the shares subject to such Option, or the unexercised portion thereof, shall again become available for grant under the Option Plan.

     Options. It is intended that Options granted under the Option Plan will constitute incentive stock options ("ISOs") as defined in Section 422 of the Code. The exercise price as to any Option may not be less than the fair market value (determined under the Option Plan) of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of grant, such exercise price may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Options that are not ISOs.

     Exercise of Options. The exercise of Options will be subject to such terms and conditions as are established by the Committee in a written agreement between the Committee and the optionee. In the absence of Committee action to the contrary, an otherwise unexpired Option shall cease to be exercisable upon (i) an optionee's termination of employment for "cause" (as defined in the Option Plan), (ii) the date three months after an optionee terminates service for a reason other than cause, death, or disability, (iii) in the case of an optionee who becomes disabled, the earlier of the date the Option expires in accordance with its terms or the date one year after an optionee terminates service due to disability, or (iv) the date one year after an optionee's death in the event of death of the optionee during employment.

     An optionee may exercise Options, subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice to the President of the Company of intent to exercise the Option with respect to a specified number of shares of Common Stock, and (ii) payment to the Company (contemporaneously with delivery of such notice) with a cashier's check, certified check or existing holdings of Common Stock of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise, and may consist of shares subject to the Option being exercised.

     Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the Option Plan as it may deem appropriate or desirable. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties.

     Transferability. Options granted under the Option Plan are not transferable otherwise than by will or by the laws of descent and distribution. During the optionee's lifetime, an Option granted under the Option Plan can be exercised only by him or her.

     Effect of Dissolution and Related Transactions. Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option shall pertain to and apply to the securities to which a holder of the number of shares of stock subject to the Option would have been entitled. Upon a dissolution of the Company, a merger or consolidation in which the Company is not the surviving corporation, or sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to as a "Transaction"), every outstanding Option together with the exercise price thereof shall be equitably adjusted for any changes or exchange of Common Stock for a different number or kind of shares or other securities which results from the Transaction, provided, however, that in the event of a Transaction, then during the period 30 days prior to the effective date of such event, each holder of an Option shall have a right to exercise the Option, in whole or in part.

     Duration of the Option Plan and Grants. The Option Plan has a term of 10 years from the Effective Date, after which date no Options may be granted, except that the Option Plan may be terminated at an earlier date by action of the Board of Directors. The maximum term for an Option is 10 years from the date of grant, except that the maximum term of an ISO may not exceed five years if the optionee owns more than 10% of the Common Stock on the date of grant. The expiration of the Option Plan, or its termination by the Board of Directors, will not affect any Option then outstanding.

     Amendment and Termination of the Option Plan. The Board of Directors shall have complete power and authority to amend the Option Plan, provided, however, that except as expressly permitted in the Option Plan, the Board of Directors shall not, without the affirmative vote of the holders of a majority of the voting stock of the Company, make any amendment which would (a) abolish the Committee without designating such other committee, change the qualifications of its members, or withdraw the administration of the Option Plan from its supervision, (b) increase the maximum number of shares for which options may be granted under the Option Plan, (c) amend the formula for determination of the purchase price of shares on which options may be granted, (d) extend the terms of the Option Plan or the maximum option price or (e) amend the requirements as to the employees eligible to receive Options.

     Financial Effects of Awards. The Company will receive no monetary consideration for the granting of Options under the Option Plan. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to optionees upon the exercise of their Options. Under applicable accounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair market value of the Common Stock on the date the Option is granted.

FEDERAL INCOME TAX CONSEQUENCES

     ISOs. An optionee recognizes no taxable income upon the grant of ISOs. If the optionee holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the optionee as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If an optionee disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the optionee will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

     The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the optionee for alternative minimum tax. However, if an optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.


     Non-ISOs. In the case of a non-ISO, an optionee will recognize ordinary income upon the exercise of the non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a non-ISO.

CURRENT ANTICIPATED STOCK OPTION GRANTS

     Set forth below under "New Plan Benefits" is certain information relating to the maximum amount of Options which are currently expected to be granted to the specified individuals and groups of individuals. No determinations have been made by the Committee as to the amounts of Options to be awarded, but the Committee currently anticipates that in establishing the number of Options ultimately awarded, it will take into consideration the performance of the Company and the prospective optionee. All such Options will be subject to the terms and conditions described above, and no awards will be made until the Option Plan receives stockholder approval. All Options will automatically expire ten years after the date of grant, except that ISO's granted to John R. Male and Jeffrey N. Male will expire five years after the date of grant. All Options are expected to be granted annually over a five-year period, with each annual grant expected to become exercisable at the rate of 20% per year, with the first 20% becoming exercisable on the date of grant. The exercise price will equal the fair market value of the Common Stock on the date of grant, except that ISO's granted to John R. Male and Jeffrey N. Male will have an exercise price equal to 110% of the fair market value of the Common Stock on the date of grant. The closing sale price of the Common Stock on September 11, 1996, as reported on the Nasdaq Small-Cap Market, was $15.00 per share.

RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the Option Plan is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the Option Plan, in order to satisfy the requirements of the Code for favorable tax treatment of ISOs and to exempt certain option transactions from the short-swing trading rules of the Securities and Exchange Commission ("SEC").

     Stockholder approval of the Option Plan requires the affirmative vote of the holders of a majority of the votes eligible to be cast by stockholders of the Company at the Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL
OF THE OPTION PLAN.


________________________________________________________________
                      NEW PLAN BENEFITS
_________________________________________________________________

     The following tables sets forth certain information regarding the maximum number of Options currently expected to be granted under the Option Plan.


                                                           Dollar           Number
Name and Position                                        Value ($)(1)      of Units
- -----------------                                        ------------      --------
John R. Male, President of the Company and
  President and Chief Executive Officer of the Bank           --            21,000

C. Keith Swaney, Vice President and Treasurer of the
  Company and Executive Vice President and Chief
  Financial Officer of the Bank                               --            18,000

Jeffrey N. Male, Vice President and Secretary of the
  Company and Senior Vice President of the Bank               --            14,000

James W. Male, Chairman of the Board of Directors
  of the Company and the Bank                                 --              --

All executive officers as a group 6 persons)                  --            65,900

All directors who are not executive officers
  as a group (5 persons)                                      --              --

All employees, including all current officers who are
  not executive officers, as a group (4 persons)              --            38,100

_________________
(1) Based on the fair market value of the Common Stock on the date of grant less the exercise price. All Options are expected to be granted at an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of the grant, except that ISO's granted to John R. Male and Jeffrey N. Male will have an exercise price equal to 110% of the fair market value of the Common Stock on the date of grant. For the other anticipated terms of the Options currently expected to be granted, see "Proposal II -- Approval of the PVF Capital Corp. 1996 Incentive Stock Option Plan -- Current Anticipated Stock Option Grants."

________________________________________________________________
     PROPOSAL III -- RATIFICATION OF APPOINTMENT OF AUDITORS
_________________________________________________________________

     The Board of Directors has heretofore renewed the Company's arrangements with KPMG Peat Marwick LLP, independent public accountants, to be its auditors for the 1997 fiscal year, subject to ratification by the Company's stockholders. A representative of KPMG Peat Marwick LLP will be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

     THE APPOINTMENT OF THE AUDITORS MUST BE APPROVED BY A
MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT
THE MEETING.  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF AUDITORS.


________________________________________________________________
                     OTHER MATTERS
_________________________________________________________________

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Meeting. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.
________________________________________________________________
                     MISCELLANEOUS
_________________________________________________________________

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Bank has retained D.F. King & Co., Inc., a proxy soliciting firm, to assist in the solicitation of proxies, for which they will receive a fee of $500.

     The Company's Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.
________________________________________________________________
                 STOCKHOLDER PROPOSALS
_________________________________________________________________

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 2618 N. Moreland Boulevard, Cleveland, Ohio 44120, no later than May 23, 1997.
Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                               BY ORDER OF THE BOARD OF DIRECTORS


                               /s/ Jeffrey N. Male
                               JEFFREY N. MALE
                               SECRETARY
Cleveland, Ohio
September 20, 1996
________________________________________________________________
                 ANNUAL REPORT ON FORM 10-K
_________________________________________________________________

     A COPY OF THE COMPANY'S ANNUAL REPORT FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO:
CORPORATE SECRETARY, PVF CAPITAL CORP., 2618 N. MORELAND BOULEVARD, CLEVELAND, OHIO 44120.
_________________________________________________________________


                                                        Exhibit A
                           PVF CAPITAL CORP.

                    1996 INCENTIVE STOCK OPTION PLAN

                            SECTION I

                            PURPOSE
                            -------

     The purpose of PVF Capital Corp. 1996 Incentive Stock Option Plan (the "Plan") is to promote the interest of PVF Capital Corp. ("Company") and its stockholders by providing a method whereby key executives (as determined by the Committee in its sole discretion) ("Optionees") of the Company and its subsidiaries may be encouraged to invest in the Company's Common Stock, thereby increasing their proprietary interest in its business, providing them with additional incentive to remain in the employ of the Company and increasing their personal interest in its continued success and progress. These employees will be granted options ("Options") to purchase shares of the common stock, $.01 par value, of the Company ("Common Stock"). It is intended that Options issued hereunder will constitute Incentive Stock Options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended from time to time (the "Code").


                           SECTION II

                         ADMINISTRATION
                         ---------------

2.1 The Committee. The Plan shall be administrated by a Committee of the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than two nonemployee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and shall be appointed by the Board of Directors. A majority of the members of the Committee shall constitute a quorum. All decisions of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a chairman from among the members and a secretary (who need not be a member) and may make such rules and regulations for the conduct of its business as it shall deem advisable. No member of the Committee shall be liable, in the absence of bad faith, for any act or omission with respect to his or her service on the Committee. Service on the Committee shall constitute service as a Director of the Company so that members of the committee shall be entitled to indemnification and reimbursement as Directors of the Company.

2.2 Authority of the Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority to determine, in its discretion, the employees to whom, and the time to times within which (during the term of the Option) all or a portion of such Options may be exercised. In making such determination, the Committee may take into account the nature of the services rendered or expected to be rendered by the respective employees, their present and

potential contributions to the Company's success, the anticipated number of years of effective service remaining and such other factors as the Committee in its discretion shall deem relevant. Subject to the express provisions of the Plan, Section 422A of the Code and any regulations or rulings thereunder, the Committee shall also have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and conditions of the respective Options (which terms and conditions need not be the same in each case), to impose restrictions on any shares issued upon the exercise of an Option and to determine the manner in which such restrictions may be removed, and to make all other determinations deemed necessary or advisable in administering the Plan. The Committee may specify in the original terms of any Option, or, if not so specified, shall determine whether any authorized leave of absence or absence on military or governmental service or for any other reason shall constitute a termination of employment for purposes of the Plan. The determination of the Committee on the matters referred to in the Plan shall be conclusive; provided that it shall be the Board of Directors of the Company which shall determine whether unissued or treasury shares shall be issued upon the exercise of any Option.

2.3 Option Agreement. Each Option shall be evidenced by an option agreement which shall contain such terms and conditions as may be approved by the Committee, and the said agreement shall be signed by an officer of the Company and the Optionee.

                          SECTION III

                    SHARES SUBJECT TO THE PLAN
                    --------------------------

     An aggregate of 150,000 shares of Common Stock shall be subject to the Plan, subject to adjustment in accordance with
Section 8 hereof.   Such shares may be either authorized but
unissued shares or shares now or hereafter held in the treasury of the Company.

     In the event that any Option under the Plan expires unexercised or is terminated, surrendered or cancelled, the shares subject to such Option, or the unexercised portion thereof, shall again become available for Option under the Plan, including to the former holder of such Option, upon such terms as the Committee shall determine in accordance with the Plan and which terms may be more or less favorable than those applicable to such former Option.

                            SECTION IV

                           GRANTING DATE
                           -------------

    The action of the Committee with respect to the granting of an Option shall take place on such date as a majority of the members of the Committee at a meeting shall make a determination with respect to the granting of an Option or, in the absence of a meeting, on such date as of which written designation covering such Option shall have been executed by all members of the Committee. The effective date of the grant of an Option (the "Granting Date") shall be the date specified by the Committee in its determination or designation relating to the award of such Option or, in the absence of such a specification, the date on which the action of the Committee relating to the award of such Option took place. However, the Granting Date shall not be later than the termination date of Section 9.2.


                           SECTION V

                          ELIGIBILITY
                          -----------

     Options may be granted only to key executives (which term shall be deemed to include among others, the president, any vice president, secretary, treasurer or any manager in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making functions for the Company or any of its subsidiaries) and who on the Granting Date are in the employ of the company or one of its then subsidiary corporations, as defined in Section 425 of the Code (the "subsidiaries"). No Option shall be granted to any Director of the Company or of a subsidiary corporation who is not also such an employee or officer of the Company or of one of its subsidiary corporations on the Granting Date.

                         SECTION VI

                TERMS AND CONDITIONS OF OPTIONS
                -------------------------------

6.1    Option Price.   Subject to the provision of Section 6.5
below, the purchase price of the Common Stock under each option shall be determined by the Committee as of the Granting Date, but shall not be less than 100% of the fair market value of the stock on the Granting Date. The fair market value of the stock shall be, for purposes of the Plan, determined in accordance with the requirements of Section 422A of the Code.

6.2    Terms.   Subject to the provisions of Section 6.5 below,
the term of each Option granted under the Plan shall be for a period not exceeding ten years from the Granting Date. Each Option granted under the Plan may be exercised by the Optionee as stated in his or her individual option agreement, but in no event may any option be exercised before one year of continued employment with the Company, or a subsidiary, immediately following the Granting Date.

6.3   Restrictions on Transfer and Exercise.
      --------------------------------------

     (a) Except as hereinafter provided, no Option granted pursuant to the Plan may be exercised at any time unless the holder thereof is then an employee of the Company or of a subsidiary. Options granted under the Plan shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Company or of a subsidiary corporation.

     (b) The Option of any Optionee whose employment is terminated for any reason, other than for death, disability (as defined in Section 105(d)(4) of the Code) or discharge for cause (as defined in Section 6.3(d) below), shall be exercisable or payable to the extent provided therein, through the earlier of the date which is three months after termination of employment or the date that such Option expires in accordance with its terms, and shall expire thereafter.

     (c) In the event of the death of an Optionee (1) while an employee of the Company or a subsidiary corporation, or (2) within three months after the termination of employment of the Optionee for other than cause, or in the event of the termination of employment by an Optionee for permanent disability, the Option may be exercised as follows:



           (i) In the event of the death of an Optionee during employment or the death of the Optionee within three months after the termination of employment for other than cause, each Option granted to such Optionee shall be exercisable or payable to the extent provided therein but not later than one year after his or her death (but not beyond the stated duration of the Option).
Any such exercise or payment shall be made only: (1) by or to the executor or administrator of the estate of the deceased Optionee or person or persons to whom the deceased Optionee's rights under the Option shall pass by will or the laws of descent and distribution; and (2) to the extent, if any, that the deceased Optionee was entitled at the date of his or her death.

           (ii) In the case of an Optionee who becomes disabled, the Option shall be exercisable or payable to the extent provided therein on the earlier of one year after termination of employment or the date that such Option expires in accordance with its terms. During such period, the Option may be exercised by an Optionee who becomes disabled with respect to the same number of shares, in the same manner and to the same extent as if the Optionee had continued employment during such period.

     (d) Any unexercised Options shall lapse immediately upon termination of employment of the Optionee through discharge for "cause". "Cause" shall mean, in the good faith determination of the Company's Board of Directors, the Optionee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. No act, or failure to act, on the Optionee's part shall be considered "willful" unless he has acted, or failed to act, with an absence of good faith and without a reasonable belief that his action or failure to act was in the best interest of the Company or its subsidiaries.

     (e) Each Option granted under the Plan shall, by its terms, not be transferable otherwise than by will or the laws of descent and distribution. During the Optionee's lifetime, an Option granted under the Plan can be exercised only by him or her.

6.4 Manner of Exercise. An Option shall be exercised by giving a written notice to the President of the Company stating the number of shares of stock with respect to which the Option is being exercised and containing such other information as the President may request and by tendering payment therefor with a cashier's check, certified check, or with existing holdings of Common Stock.

6.5    Limitations on Options.

     (a) Notwithstanding the provision of Sections 6.1 and 6.2 above, if an Optionee, at the time of Option is granted, owns (as defined in Section 425(d) of the Code) Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any subsidiary thereof or of the Company's parent (if any), the option price for such Option shall be at least 110% of the fair market value of the stock subject to such Option, and such Option by its term shall not be exercisable after the expiration of five years from the date such Option is granted.

     (b) If the aggregate fair market value (determined as of the time the Option is granted) with respect to which Options are exercisable for the first time by Employee during any calendar year (under this Plan or any other plan of the Company and its parent and subsidiary corporations) exceeds $100,000, such Options in excess of $100,000 shall be treated as Options which are not Incentive Stock Options as defined in Section 422A of the Code.

                        SECTION VII

               STOCKHOLDER AND EMPLOYMENT RIGHTS

     A holder of an Option shall have none of the rights of a stockholder with respect to any of the shares subject to Option until such shares shall be issued upon the exercise of the Option.

     Nothing in the Plan or in any Option granted pursuant to the Plan shall, in the absence of an express provision to the contrary, confer on any individual any right to be or to continue in the employ of the Company or any of its subsidiaries or shall interfere in any way with the right to the Company or any of its subsidiaries to terminate the employment of any individual at any time.

                         SECTION VIII

                  ADJUSTMENTS TO COMMON STOCK
                  ---------------------------

     The aggregate number of shares of Common Stock of the Company on which Options may be granted hereunder, the number of shares thereof covered by each outstanding Option and the price per share thereof in each such Option may all be appropriately adjusted, as the Board of Directors may determine, for any increase or decrease in the number of shares of stock of the Company resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, stock split-up or combination of shares, or the payment of a stock dividend or other increase or decrease in such shares effected without receipt of consideration by the Company. No fractional shares of stock shall be issued upon exercise of an Option by reason of a stock dividend or otherwise, the grantee holding such Option shall not be entitled to exercise it with respect to such fractional share.

     Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of stock subject to the Option would have been entitled. Upon a dissolution of the Company, a merger or consolidation in which the Company is not the surviving corporation, or sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), every Option outstanding hereunder together with the exercise price thereof shall be equitably adjusted for any changes or exchange of Common Stock for a different number of kind of shares or other securities which results from the Transaction, provided, however, that in the event of a Transaction, then during the period thirty days prior to the effective date of such event, each holder of an Option granted pursuant to the Plan shall have a right to exercise the Option, in whole or in part.



                           SECTION IX

             EFFECTIVE DATE AND TERMINATION EFFECTIVE DATE
             ---------------------------------------------

9.1 Effective Date. The Plan shall become operative and in effect on the date the Plan is approved by a vote of a majority of all members of the Board of Directors provided, however, that the Plan shall be submitted to the stockholders of the Company for approval within twelve months of the date of adoption of the Plan, and if such approval shall not be obtained within that period by a vote of the holders of a majority of the total outstanding capital stock of the Company entitled to vote, voting as a single class, the Plan shall be null and void and all Options, if any, granted thereunder shall automatically be cancelled.

9.2 Termination Effective Date. The Plan shall remain in effect until and shall terminate within 10 years from the date the Plan is adopted or the Plan was approved by the shareholders, whichever is earlier, but it may be terminated at an earlier date by action of the Board of Directors. Except as provided in paragraph 9.1 above, termination of this Plan shall not affect the rights of grantees under Options theretofore granted to purchase stock under the Plan, and, all such Options shall continue in force and operation after termination of the Plan, except as provided in subparagraph A above and except as may be terminated through death or other termination of employment in accordance with the terms of the Plan.


                            SECTION X

                            AMENDMENTS
                            ----------

     The Board of Directors shall have complete power and authority to amend the Plan, provided, however, that except as expressly permitted in the Plan, the Board of Directors shall not, without the affirmative vote of the holders of a majority of the voting stock of the Company, make any amendment which would
(a) abolish the Committee without designating such other committee, change the qualifications of its members, or withdraw the administration of the Plan from its supervision, (b) increase the maximum number of shares for which options may be granted under the Plan, (c) amend the formula for determination of the purchase price of shares on which options may be granted, (d) extend the terms of the Plan or the maximum option price or (e) amend the requirements as to the employees eligible to receive Options.


                               SECTION XI

                     GOVERNMENT AND OTHER REGULATIONS
                     --------------------------------

     The obligation of the Company to sell or deliver shares under Options granted pursuant to the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by and registrations with any governmental agencies as may be required.


                           SECTION XII

                         LOAN AGREEMENTS
                         ---------------

     Each Option shall be subject to the condition that the Company shall not be obliged to issue or transfer any of its stock to a holder of an Option, in the exercise thereof, if at any time the Committee or the Board of Directors shall determine that the issuance or transfer of such stock would be in violation of any covenant in any of the Company's loan agreements or other contracts.

The Company hereby agrees to the provisions of this Plan, and in Witness Thereof, the Company causes this Agreement to be executed on this ______ day of ___________________, 1996.


PVF CAPITAL CORP.


By: _____________________________
     President


ATTEST:


_________________________________
         Secretary




                         REVOCABLE PROXY
                        PVF CAPITAL CORP.

________________________________________________________________
                    ANNUAL MEETING OF STOCKHOLDERS
                         OCTOBER 21, 1996
_________________________________________________________________

     The undersigned hereby appoints Creighton E. Miller and Richard J. Moriarty, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of PVF Capital Corp. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Cleveland Marriott East, 3663 Park East Drive, Beachwood, Ohio, on Monday, October 21, 1996 at 10:00 a.m., local time, and at any and all adjournments thereof, as follows:

                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------

1.    The election as directors for
      two-year terms of all nominees
      listed below (except as marked
      to the contrary below).              [   ]       [    ]

       Robert F. Urban
       James W. Male
       Robert K. Healey
       Stuart D. Neidus

INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE,
              INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED
              BELOW.

              _________________________________________
[CAPTION]

                                                    FOR    AGAINST   ABSTAIN
                                                    ---    -------   -------
2.     The Approval of the PVF Capital Corp.
       1996 Incentive Stock Option Plan              [   ]   [   ]     [   ]


3.     Proposal to ratify the appointment of         [   ]   [   ]     [   ]
       KPMG Peat Marwick LLP as independent
       certified public accountants of the Company
       for the fiscal year ending June 30, 1997.


     The Board of Directors recommends a vote "FOR" each of the nominees, "FOR" approval of the PVF Capital Corp. 1996 Incentive
Stock Option Plan and "FOR" the proposal to ratify the appointment of KPMG Peat Marwick LLP as independent certified public accountants of the Company for the fiscal year ending June
30, 1996.

_________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE
SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR
DIRECTOR LISTED ABOVE AND FOR THE OTHER PROPOSITIONS STATED.  IF
ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY
WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE
DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE
PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS
TO BE PRESENTED AT THE ANNUAL MEETING.  THIS PROXY CONFERS
DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH
RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE
NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND
MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.
_________________________________________________________________

         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Meeting of Stockholders, a proxy statement dated September 20, 1996 and an Annual Report to Stockholders.

Dated: _______________________, 1996


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


_________________________________________________________________
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.
_________________________________________________________________

